UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018 (August 15, 2018)

ORANCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28181	87-0574491
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Liberty Plaza, Suite 2310 PMB# 21 New York, NY	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 7593614

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On August 15, 2018, Oranco, Inc. (the “Company”) filed with the Secretary of State of Nevada an Amendment No. 1 to the Articles of Incorporation of Oranco, Inc. to effectuate the increase of the Company’s authorized common stock to 500,000,000 shares. A copy of Amendment No. 1 to the Articles of Incorporation of Oranco, Inc. is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to the Articles Of Incorporation of Oranco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2018

ORANCO, INC.

By:	/s/ Peng Yang
Name: Peng Yang
Title: President, Secretary, Treasurer and Director (Principal Executive Officer, and Principal Financial Officer and Principal Accounting Officer)

3